Convertible Note	12 Months Ended
Dec. 31, 2017
Convertible Debt [Abstract]
Convertible Debt Disclosure [Text Block]
Note 14 – Convertible Note

On February 9, 2017, the Company entered into a Convertible Note Agreement with ARC Capital Ltd. to secure a loan for $2,000,000, which can be converted into the Company’s common stock after six months following the effective date, at a conversion price which is 85% of the 15 trading day average closing price of the Company’s common stock prior to the date of Tantech receiving Notice of Conversion by Note Holder. The conversion price shall, under no circumstances, be lower than the average closing price of the 10 trading days prior to the date of signing of this Agreement. The term of the loan is one year, and the interest rate is 7% per annum payable at the maturity date, which rate can be increased to 10% per annum subject to the agreement stated. On September 27, 2017, the parties mutually agreed to terminate the Convertible Note Agreement, effective immediately. From the date the parties entered into the Convertible Note Agreement through the dated of termination, no funds were advanced under the Convertible Note Agreement, and no amounts were due.